KPMG LLP
99 High Street
Boston MA 021102371
Telephone 617 988 1000
Fax 617 507 8321
Internet wwwuskpmgcom
KPMG LLP a US limited
liability partnership
is the US
member firm of KPMG
 International a Swiss
cooperative
Report of Independent
Registered Public
 Accounting Firm
The Shareholders and
Board of Trustees
Money Market Obligations Trust
In planning and performing
 our audits of the financial
 statements of Government
Obligations
Fund Government Obligations
TaxedManaged Fund Municipal
Obligations Fund Prime Cash
Obligations Fund Prime Management
 Obligations Fund Prime
 Obligations Fund Prime Value
Obligations Fund TaxFree
Obligations Fund and Treasury
Obligations Fund collectively the
Funds portfolios of Money Market
 Obligations Trust as of and
for the year ended July 31
2007 in accordance with the
standards of the Public Company
 Accounting Oversight Board
United States we considered
 their internal control over
financial reporting including control
activities for safeguarding securities
 as a basis for designing our
 auditing procedures for the
purpose of expressing our opinion
on the financial statements and
 to comply with the
requirements of Form NSAR but
 not for the purpose of expressing
an opinion on the
effectiveness of the Funds internal
control over financial reporting
 Accordingly we express no
such opinion
The management of the Funds
is responsible for establishing
 and maintaining effective internal
control over financial reporting
 In fulfilling this responsibility
 estimates and judgments by
management are required to assess
 the expected benefits and
 related costs of controls A
companys internal control over
 financial reporting is a process
 designed to provide reasonable
assurance regarding the reliability
 of financial reporting and
 the preparation of financial
statements for external purposes
 in accordance with US
generally accepted accounting
principles Such internal
 control includes policies
 and procedures that provide
reasonable
assurance regarding prevention
or timely detection of
unauthorized acquisition use
or disposition
of a companys assets that could
 have a material effect on
the financial statements
Because of its inherent limitations
 internal control over financial
reporting may not prevent or
detect misstatements Also projections
 of any evaluation of
effectiveness to future periods are
subject to the risk that controls
 may become inadequate because of
 changes in conditions or that
the degree of compliance with the
policies or procedures may deteriorate
A control deficiency exists when
 the design or operation of a
 control does not allow management
or employees in the normal course
 of performing their assigned
 functions to prevent or detect
misstatements on a timely basis
 A significant deficiency is
 a control deficiency or combination
of control deficiencies that
adversely affects the companys
 ability to initiate authorize record
process or report financial data
reliably in accordance with US
generally accepted accounting
principles such that there is
more than a remote likelihood
 that a misstatement of the companys
annual or interim financial
statements that is more than
 inconsequential will not
be prevented or
detected A material weakness
is a significant deficiency
or combination of significant
deficiencies that results in
 more than a remote likelihood
that a material misstatement of the
annual or interim financial
statements will not be
prevented or detected
Our consideration of the Funds
 internal control over financial
 reporting was for the limited
purpose described in the first paragraph
 and would not necessarily
disclose all deficiencies in
internal control that might be
significant deficiencies or
 material weaknesses under standards
established by the Public Company
Accounting Oversight Board
 United States However we
noted no deficiencies in the Funds
 internal control over financial
 reporting and their operation
including controls for safeguarding
securities that we consider
 to be a material weakness as
defined above as of July 31 2007
This report is intended solely for
the information and use of
 management and the Board of
Trustees of Money Market Obligations
 Trust and the Securities and
 Exchange Commission and is
not intended to be and should
not be used by anyone other
 than these specified parties
KPMG
Boston Massachusetts
September 24 2007